UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

ADVANCE NANOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10065	20-1614256
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Rella Blvd, Suite 160, Montebello, NY	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 583-0080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 23, 2010, Bret Bader and Thomas P. Finn resigned as the Registrant’s Chief Executive Officer and Chief Financial Officer, respectively, and the Registrant appointed Jon Buttles as Principal Executive Officer and Principal Financial Officer.  Mr. Buttles, 35, has served as a director of the Registrant since September of 2008.  He is the founder and managing partner of Core Equity Group LLC (“Core Equity”), a financial advisory and strategic consulting firm focused on building, financing and growing emerging technology companies.

Pursuant to a Management Services Agreement dated as of February 23, 2010 by and among Core Equity, Jon Buttles and the Registrant, Core Equity has agreed to provide the services of Mr. Buttles as principal executive and principal financial officers and the Registrant has agreed to nominate Mr. Buttles for election to the Registrant’s board of directors by the Registrant’s stockholders and for election as an officer of the Registrant by its board.  The Management Services Agreements calls for monthly compensation of Core Equity of $7,500 in cash and 25,000 shares of the Registrant’s common stock, par value $.001 per share (the “Common Stock”).

The Registrant has also entered into a Master Professional Services Agreement dated as of February 23, 2010 with Core Equity Group LLC pursuant to which Core Equity Group LLC will provide certain investor relations and advisory services and will receive (i) $5,000 per month in cash, (ii) 250,000 shares of Common Stock, (iii) 500,000 additional shares of Common Stock in the event an agreement, acceptable to the board of directors of the Registrant, is reached with all of the holders of the Company’s 8% Senior Secured Convertible Notes issued and outstanding to settle or convert such Notes or waive antidilution and other restrictive provisions in such way as the Company deems satisfactory and (iv) a fee equal to 2% of the value of the Company in the event of a merger or consolidation with Owlstone Nanotech Inc.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit

10.3	Management Services Agreement dated as of February 23, 2010 by and among Core Equity Group LLC, Jon Buttles and the Registrant
10.2	Master Professional Services Agreement dated as of February 23, 2010 by and between Core Equity Group LLC and the Registrant
99.1	Press Release dated February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.

By:   /s/ Jon Buttles
Name:  Jon Buttles
Title:    Principal Executive Officer
Dated:  February 26, 2010

2